SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2000

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2000, providing for the
issuance of C-BASS 2000-CB3 Trust,   C-BASS  Mortgage  Loan  Asset-Backed
Certificates,   Series 2000-CB3).

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-37256                   56-2064715
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One New York Plaza
New York, New York                                                 10292
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 778-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2000-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2000 ( the "Agreement"), among Prudential Securities Secured Financing Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 11, 2000          By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                October 25, 2000


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2000
                                          Revised Deliquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
R2                  0.00            0.00           0.00          0.00            0.00          0.00        0.00            0.00
T11       153,499,120.26  153,499,120.26           0.00          0.00            0.00          0.00        0.00  153,499,120.26
T12         1,570,246.70    1,570,246.70           0.00          0.00            0.00          0.00        0.00    1,570,246.70
T13         1,570,246.70    1,570,246.70           0.00          0.00            0.00          0.00        0.00    1,570,246.70
T14        19,235,207.87   19,235,207.87           0.00          0.00            0.00          0.00        0.00   19,235,207.87
T15             8,912.05        8,912.05           0.00          0.00            0.00          0.00        0.00        8,912.05
T16             8,715.70        8,715.70           0.00          0.00            0.00          0.00        0.00        8,715.70
T22         1,570,246.70    1,570,246.70           0.00          0.00            0.00          0.00        0.00    1,570,246.70
T23         1,570,246.70    1,570,246.70           0.00          0.00            0.00          0.00        0.00    1,570,246.70
T24        19,235,207.87   19,235,207.87           0.00          0.00            0.00          0.00        0.00   19,235,207.87
T25             8,912.05        8,912.05           0.00          0.00            0.00          0.00        0.00        8,912.05
TOTALS    198,277,062.60  198,277,062.60           0.00          0.00            0.00          0.00        0.00  198,277,062.60
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                         CURRENT                           CURRENT
            PRINCIPAL                                                      PRINCIPAL                         PASS-THRU
CLASS       FACTOR              PRINCIPAL       INTEREST         TOTAL       FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------

T11        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T11             9.900000%
T12        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T12             9.900000%
T13        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T13             9.900000%
T14        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T14             9.900000%
T15        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T15             9.531600%
T16        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T16            10.278000 %
T22        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T22             9.900000%
T23        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T23             9.900000%
T24        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T24             9.900000%
T25        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T25             9.531600%
-------------------------------------------------------------------------------------------
TOTALS     1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000
-------------------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2000
                                          Revised Deliquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       87,157,000.00   86,928,460.29   1,232,318.79    502,148.05    1,734,466.84          0.00        0.00   85,696,141.50
A1F       36,000,000.00   35,155,083.01     617,440.33    224,846.05      842,286.38          0.00        0.00   34,537,642.68
A2F       16,101,000.00   16,101,000.00           0.00    105,394.46      105,394.46          0.00        0.00   16,101,000.00
B          8,813,000.00    8,813,000.00           0.00     62,425.42       62,425.42          0.00        0.00    8,813,000.00
M1        10,135,000.00   10,135,000.00           0.00     69,382.52       69,382.52          0.00        0.00   10,135,000.00
M2         8,813,000.00    8,813,000.00           0.00     62,425.42       62,425.42          0.00        0.00    8,813,000.00
N          9,330,000.00    8,902,495.01     136,107.02     87,578.29      223,685.31          0.00        0.00    8,766,387.99
R1                 0.00            0.00           0.00          0.00            0.00          0.00        0.00            0.00
TOTALS   176,349,000.00  174,848,038.31   1,985,866.14  1,114,200.21    3,100,066.35          0.00        0.00  172,862,172.17
X                  0.00            0.00           0.00          0.00            0.00          0.00        0.00            0.00
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A              997.37783873     14.13906846     5.76141962   19.90048808    983.23877027      A1A             6.931880%
A1F              976.53008361     17.15112028     6.24572361   23.39684389    959.37896333      A1F             7.675000%
A2F            1,000.00000000      0.00000000     6.54583318    6.54583318  1,000.00000000      A2F             7.855000%
B              1,000.00000000      0.00000000     7.08333371    7.08333371  1,000.00000000      B               8.500000%
M1             1,000.00000000      0.00000000     6.84583325    6.84583325  1,000.00000000      M1              8.215000%
M2             1,000.00000000      0.00000000     7.08333371    7.08333371  1,000.00000000      M2              8.500000%
N                954.17952947     14.58810504     9.38674062   23.97484566    939.59142444      N               11.805000%

TOTALS           991.48868613     11.26100029     6.31815440   17.57915469    980.22768584
-------------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                     -7-



                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2000
                                          Revised Deliquency Reporting

Sec. 4.06 Class N Ending Balance                                                        8,766,387.99

Sec. 4.06(iii) O/C Amount                                                               9,258,505.39
Sec. 4.06(iii) Targeted O/C Amount                                                      9,254,569.06
Sec. 4.06(iii) O/C Deficiency Amount                                                            0.00
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                    327,427.31
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                            327,427.31
Sec. 4.06(iii) Extra Principal Distribution Amount                                              0.00

Sec. 4.06(iv) Servicing Compensation                                                            0.00
Sec. 4.06(iv) Servicing Fee                                                                95,927.18
Sec. 4.06(iv) Special Servicing Fee Accrued                                                31,800.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                   31,800.00

Sec. 4.06(v) Current Advances                                                                   0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Total                               87,658,140.31
Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Sub-Group 1                         19,361,024.29
Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Sub-Group 2                         68,297,116.02
Sec. 4.06(vi) Ending Collateral Balance Group 2.00 Total                               85,696,149.26

Sec. 4.06(vii) Total Beginning Number of Loans                                              1,833.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                             273.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                             799.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                      1,072.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                        761.00

Sec. 4.06(vii) Total Ending Number of Loans                                                 1,818.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                272.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                                792.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                         1,064.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                           754.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                     9.96 %
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                           9.53 %
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                          8.26 %
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                          9.89 %
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                          10.40 %


Sec. 4.06(vii)Group 1A Weighted Average Term to Maturity                                      293.00
Sec. 4.06(vii)Group 1B Weighted Average Term to Maturity                                      284.00
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       286.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       343.00


                                      -8-


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2000
                                          Revised Deliquency Reporting

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            81          5,875,838.12           6.7 %
                   2 Months           52          4,391,495.69          5.01 %
                   3+Months          319         22,843,505.90          26.06 %
                   Total             452         33,110,839.71          37.77 %

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            48          5,288,665.27          6.17 %
                   2 Months           31          3,239,703.30          3.78 %
                   3+Months           84          7,907,880.81           9.23 %
                   Total             163         16,436,249.38          19.18 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          129         11,164,503.39          6.44 %
                    2 Months          83          7,631,198.99           4.4 %
                    3+Months         403         30,751,386.71          17.74 %
                    Total            615         49,547,089.09          28.58 %

                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                                          24.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                                  1,627,686.04
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                                          57.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                                  4,248,152.08
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                                           48.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                                   5,288,665.27

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                                          18.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                                  1,327,963.68
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                                          34.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                                  3,063,532.01
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                                           31.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                                   3,239,703.30

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                                        184.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                                13,419,046.47
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                                        135.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                                 9,424,459.43
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                                          84.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                                  7,907,880.81



Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   13           1,063,349.06            1.21%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   10           1,100,144.33            1.28%

                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   23           2,163,493.39            1.25%


Sec. 4.06(viii) Number of Foreclosures in Group 1A                                              8.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                       707,178.65
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                              5.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                       356,170.41
Sec. 4.06(viii) Number of Foreclosures in Group 2                                              10.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                        356,170.41


                                      -9-


                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2000
                                          Revised Deliquency Reporting

Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  197           14,157,789.06           16.15%
                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   42            3,476,993.52            4.06%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  239           17,634,782.58           10.17%



Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                     141.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                             10,322,357.52
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                      56.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                              3,835,431.54
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                       42.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                               3,476,993.52




Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

Sec. 4.06(viii) Number of Reo's in Group 1A                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1A                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 1B                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1B                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 2                                              0.00
Sec. 4.06(viii) Reo's in Group 2                                                        0.00

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1A                                                 0.00
Sec. 4.06(viii) REO Book Value Group 1B                                                 0.00
Sec. 4.06(viii) REO Book Value Group 2                                                  0.00

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                     62,352.45
Principal Prepayments Group 1B                                                    447,172.72
Principal Prepayments Group 2                                                   1,183,110.15

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       11,430.72

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1A                                                    0.00
Realized Losses Incurred in Group 1B                                                    0.00
Realized Losses Incurred in Group 3                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00



                                                -10-

                         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2000
                                          Revised Deliquency Reporting


Sec. 4.06(xv) Excess Reserve Fund
Beginning Balance                                                                       5,000.00
Proceeds from Permitted Investments                                                         0.00
Deposits to the Excess Reserve Fund                                                         0.00
Ending Balance                                                                          5,000.00

Sec. 4.06(xvi) Class N Reserve Fund
Beginning Balance                                                                      91,783.88
Deposits to fund the Class N Reserve Account                                           83,372.71
Proceeds from Permitted Investments                                                         0.00
Unpaid Interest Payments Made to the N Class                                                0.00
Ending Balance                                                                        175,156.59

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                         0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                           506.99

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                          0.00
Sec. 4.06(xxii)UnpaidLibor Carryover Amount - Class A-1A                                    0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                         0.00
Class A1F Unpaid Interest Shortfall                                                         0.00
Class A2F Unpaid Interest Shortfall                                                         0.00
Class M1 Unpaid Interest Shortfall                                                          0.00
Class M2 Unpaid Interest Shortfall                                                          0.00
Class B Unpaid Interest Shortfall                                                           0.00
Class N Unpaid Interest Shortfall                                                           0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                                 NO

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                       N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance        0.00 %

Sec. 4.06(xxv) Available Funds by Group
Available Funds                                                                     3,204,315.33
Interest Remittance Amount                                                          1,354,556.21
Principal Remittance Amount                                                         1,849,759.12

Sec. 4.06(xxvi) HLTV Reserve Account
Beginning Balance                                                                      32,678.76
Total Deposits to the HLTV Reserve Account                                                  0.00
Transfer from HLTV Reserve Account                                                          0.00
Ending Balance                                                                         32,678.76

Sec 4.06 Repurchased Principal                                                              0.00

Sec 4.06 Class X Distributable Amount                                                       0.00
